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                                                                EXHIBIT 99.B4(a)

                                    CLASS A

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   NUMBER                                                             SHARES
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                         NICHOLAS-APPLEGATE FUND, INC.
                    (NICHOLAS-APPLEGATE GROWTH EQUITY FUND)
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

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ACCOUNT NO.   ALPHA CODE                                           CUSIP
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                                                            See Reverse side for
                                                             certain definitions

THIS IS TO CERTIFY THAT


TO THE OWNER OF

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                               COMMON STOCK OF
_______________________NICHOLAS-APPLEGATE FUND, INC.____________________________
                    (NICHOLAS-APPLEGATE GROWTH EQUITY FUND)

hereafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Charter and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder by acceptance hereof assents.
        This Certificate is not valid unless countersigned by the Transfer
Agent.
           IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.

               Dated:


[SEAL OF NICHOLAS-APPLEGATE FUND, INC. APPEARS HERE]

                                   Secretary                          President

COUNTERSIGNED:
     PRUDENTIAL MUTUAL FUND SERVICES, INC.
                 (New Jersey)
                              TRANSFER AGENT,

BY:
                         AUTHORIZED OFFICER.